Exhibit 99.1

Kimberly-Clark Corporation Announces Commencement of Exchange Offers and Consent Solicitations for Kenvue Notes

DALLAS, September 28, 2026 – Kimberly-Clark Corporation (NASDAQ: KMB) (“Kimberly-Clark”) announced today the commencement, in connection with its previously announced pending acquisition (“Acquisition”) of Kenvue Inc. (NYSE: KVUE) (“Kenvue”), of an exchange offer (each an “Exchange Offer” and, collectively, the “Exchange Offers”) for any and all outstanding notes (the “Kenvue Notes”) issued by Kenvue for up to $7,000,000,000 aggregate principal amount of new notes to be issued by Kimberly-Clark (the “Kimberly-Clark Notes”) and cash.

The following table sets forth the Exchange Consideration, Early Participation Premium, Cash Payment and Total Consideration for each series of Kenvue Notes as set forth in the table below:

						Early Participation	Total Consideration(2)(3)(4)(5)(6)
Title of Series of Kenvue Notes	CUSIP/ISIN No. of Kenvue Notes(1)	Principal Amount Outstanding of Kenvue Notes	Kimberly-Clark Notes to be Issued in Exchange for Kenvue Notes	Cash Payment (2)(3)	Exchange Consideration – Principal Amount of Kimberly-Clark Notes(2)(4)	Premium – Principal Amount of Kimberly-Clark Notes(2)(4)(5)	Principal Amount of Kimberly-Clark Notes	Cash
5.050% Senior Notes due 2028	49177JAF9 / US49177JAF93	$1,000,000,000	5.050% Senior Notes due 2028	$1.00	$970	$30	$1,000	$1.00
5.000% Senior Notes due 2030	49177JAH5 / US49177JAH59	$1,000,000,000	5.000% Senior Notes due 2030	$1.00	$970	$30	$1,000	$1.00
4.850% Senior Notes due 2032	49177JAS1 / US49177JAS15	$750,000,000	4.850% Senior Notes due 2032	$1.00	$970	$30	$1,000	$1.00
4.900% Senior Notes due 2033	49177JAK8 / US49177JAK88	$1,250,000,000	4.900% Senior Notes due 2033	$1.00	$970	$30	$1,000	$1.00
5.100% Senior Notes due 2043	49177JAM4 / US49177JAM45	$750,000,000	5.100% Senior Notes due 2043	$1.00	$970	$30	$1,000	$1.00
5.050% Senior Notes due 2053	49177JAP7 / US49177JAP75	$1,500,000,000	5.050% Senior Notes due 2053	$1.00	$970	$30	$1,000	$1.00
5.200% Senior Notes due 2063	49177JAR3 / US49177JAR32	$750,000,000	5.200% Senior Notes due 2063	$1.00	$970	$30	$1,000	$1.00

(1)	No representation is made as to the correctness or accuracy of the CUSIP numbers listed in this press release or printed on the Kenvue Notes. Such CUSIP numbers are provided solely for the convenience of the holders of Kenvue Notes.
(2)	For each $1,000 principal amount of Kenvue Notes accepted for exchange.
(3)	The Cash Payment (as defined herein) will be paid to Eligible Holders (as defined herein) on the Settlement Date. In order to be eligible to receive the Cash Payment with respect to a particular series of Kenvue Notes, Eligible Holders of such series of Kenvue Notes must, at or prior to the Early Participation Date (as defined herein), validly tender (and not validly withdraw) their Kenvue Notes of such series. Eligible Holders of Kenvue Notes that tender such Kenvue Notes will be deemed to have given consent to the Proposed Amendments (as defined herein) in respect of the applicable series of Kenvue Notes tendered.
(4)	The Kimberly-Clark Notes (as defined herein) will accrue interest from (and including) the most recent date on which interest has been paid on the corresponding series of Kenvue Notes accepted in the Exchange Offers; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of Kenvue Notes equal to the aggregate principal amount of Kimberly-Clark Notes an Eligible Holder receives, which may be less than the principal amount of corresponding Kenvue Notes tendered for exchange if such holder does not receive the Early Participation Premium (as defined herein).
(5)	The Early Participation Premium will be paid to Eligible Holders on the Settlement Date. In order to be eligible to receive the Early Participation Premium with respect to a particular series of Kenvue Notes, Eligible Holders of such series of Kenvue Notes must, at or prior to the Early Participation Date, validly tender (and not validly withdraw) their Kenvue Notes of such series.
(6)	Includes the Cash Payment and the Early Participation Premium.

Concurrently with the Exchange Offers, Kimberly-Clark (on behalf of Kenvue) is soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) from Eligible Holders (as defined herein) to adopt certain proposed amendments to the indenture (the “Kenvue Indenture”) governing the Kenvue Notes with respect to a particular series of Kenvue Notes to (i) eliminate substantially all of the restrictive covenants in the Kenvue Indenture, (ii) eliminate certain of the events which may lead to an “Event of Default” in the Kenvue Indenture (other than for the failure to pay principal, premium or interest), (iii) eliminate the SEC reporting covenant in the Kenvue Indenture, and (iv) eliminate certain restrictions on Kenvue in the Kenvue Indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person (collectively, the “Proposed Amendments”). The Proposed Amendments to the Kenvue Indenture with respect to a particular series of Kenvue Notes require the consent of the holders of at least a majority in principal amount of such series of the Kenvue Notes then outstanding under the Kenvue Indenture each voting as a separate class (the “Requisite Consents”). If the Requisite Consents are obtained for a particular series of Kenvue Notes, any remaining Kenvue Notes of such series not tendered and exchanged for Kimberly-Clark Notes will be governed by the Kenvue Indenture as amended by the Proposed Amendments. If an Eligible Holder tenders Kenvue Notes in an Exchange Offer, such Eligible Holder will be deemed to deliver its consent to the Proposed Amendments with respect to the principal amount of such tendered Kenvue Notes.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated September 28, 2026, and are conditioned upon the consummation of the Acquisition, which condition may not be waived by Kimberly-Clark, and certain other conditions that may be waived by Kimberly-Clark. The completion of the Acquisition is expected to take place in the fourth quarter of 2026, subject to the satisfaction of certain customary closing conditions.

Each Exchange Offer will expire at 5:00 p.m., New York City time, on October 27, 2026, unless extended or terminated (such date and time with respect to an Exchange Offer, as may be extended, the “Expiration Date”). Each Consent Solicitation will expire at the Expiration Date. The settlement date (the “Settlement Date”) for the Exchange Offers is expected to occur promptly after the Expiration Date.

For each $1,000 principal amount of Kenvue Notes validly tendered (and not validly withdrawn before the Early Participation Date) and accepted by Kimberly-Clark (i) at or prior to 5:00 p.m., New York City time, on October 9, 2026, unless extended or terminated (the “Early Participation Date”), participating holders of such Kenvue Notes will be eligible to receive $970 in principal amount of Kimberly-Clark Notes (the “Exchange Consideration”), an early participation premium, payable in principal amount of Kimberly-Clark Notes, of $30 (the “Early Participation Premium”), and $1.00 in cash (the “Cash Payment” and together with the Exchange Consideration and the Early Participation Premium, the “Total Consideration”) and (ii) after the Early Participation Date but at any time at or prior to the Expiration Date, participating holders of such Kenvue Notes will be eligible receive the Exchange Consideration (the “Expiration Date Exchange Consideration”), subject to rounding as described herein. Tenders of Kenvue Notes may not be withdrawn after 5:00 p.m., New York City time, on October 9, 2026 (the “Withdrawal Deadline”), except in the limited circumstances where additional withdrawal rights are required by law. In addition, consents to the Proposed Amendments for any particular series of Kenvue Notes may not be withdrawn or revoked after the Withdrawal Deadline. Consents may be revoked only by validly withdrawing the associated tendered Kenvue Notes. Eligible Holders who validly tender at or prior to the Withdrawal Deadline and have not validly withdrawn the tender of their Kenvue Notes of the applicable series before the Withdrawal Deadline will not be able to withdraw their Kenvue Notes or revoke their consents after the Withdrawal Deadline. As used herein, a “valid withdrawal” means valid withdrawal prior to the Withdrawal Deadline.

To be eligible to receive the Early Participation Premium and the Cash Payment, Eligible Holders must (i) have validly tendered and not have validly withdrawn their Kenvue Notes of the applicable series at or prior to the Early Participation Date and (ii) beneficially own such Kenvue Notes at the Expiration Date. The Early Participation Premium and the Cash Payment will be paid on the Settlement Date to the noteholder of record on the Expiration Date. To be eligible to receive the Expiration Date Exchange Consideration, Eligible Holders must validly tender (and not validly withdraw) their Kenvue Notes after the Early Participation Date and at or prior to the Expiration Date. Because each Exchange Offer and Consent Solicitation is subject to the satisfaction of certain conditions as described herein, including, among other things, the consummation of the Acquisition, Eligible Holders of Kenvue Notes will not receive the Early Participation Premium, the Cash Payment, the Exchange Consideration or the Total Consideration, as applicable, unless the Acquisition is consummated.

The Kimberly-Clark Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Kimberly-Clark will not accept any tender that would result in the issuance of less than $2,000 principal amount of any series of Kimberly-Clark Notes. The aggregate principal amount of each series of Kimberly-Clark Notes issued to each participating holder for each series of Kenvue Notes validly tendered (and not validly withdrawn) and accepted by Kimberly-Clark will be rounded down, if necessary, to the nearest whole multiple of $1,000 in excess of $2,000. This rounded amount will be the principal amount of Kimberly-Clark Notes you will receive, and Kimberly-Clark will pay a cash amount equal to the difference between the principal amount of the Kimberly-Clark Notes to which you would otherwise be entitled and the principal amount of the Kimberly-Clark Notes actually issued, plus any accrued and unpaid interest on such principal amount not received as a result of rounding down from the last interest payment date and up to (but not including) the Settlement Date.

Each series of Kimberly-Clark Notes will have the same interest rate, interest payment dates, maturity date and optional redemption prices as the corresponding series of Kenvue Notes. No accrued and unpaid interest is payable upon acceptance of any Kenvue Notes for exchange in the Exchange Offers and Consent Solicitations. However, the first interest payment on any Kimberly-Clark Notes will include the accrued and unpaid interest on the Kenvue Notes tendered in exchange therefor so that a tendering Eligible Holder will receive the same interest payment it would have received had its Kenvue Notes not been tendered in the Exchange Offers and Consent Solicitations; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of Kenvue Notes equal to the aggregate principal amount of Kimberly-Clark Notes an Eligible Holder receives, which may be less than the principal amount of corresponding Kenvue Notes tendered for exchange if such holder does not receive the Early Participation Premium. For the avoidance of doubt, Kenvue will remain responsible for paying any interest that accrues on any Kenvue Notes and is payable on any interest payment date occurring prior to the Settlement Date, as well as any interest that is required to be paid on Kenvue Notes that remain outstanding following the Settlement Date. The Kimberly-Clark Notes will be general, unsecured senior obligations of Kimberly-Clark and will rank equally in right of payment with all of Kimberly-Clark’s existing and future unsecured senior indebtedness, liabilities and other obligations and will be effectively subordinated to all of Kimberly-Clark’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness.

The Kimberly-Clark Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or securities laws of any state or any other jurisdiction. Unless registered, the Kimberly-Clark Notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers and Consent Solicitations will only be made, and the Kimberly-Clark Notes are only being offered and will only be issued, (a) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A under the Securities Act and (b) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and (if a resident in a member state of the European Economic Area) such person is not a “EEA retail investor” or (if a resident in the United Kingdom) such person is not a “UK retail investor” (as defined in the confidential offering memorandum and consent solicitation statement) or (if resident in Canada) it is a “non-U.S. Canadian qualified offeree” (such persons, “Eligible Holders”). Eligible Holders who are located or resident outside of the United States may be subject to other eligibility criteria. Only Eligible Holders who properly complete and return the eligibility letter (the “Eligibility Letter”), which is available from the Information Agent (as defined below), are authorized to receive and review the confidential offering memorandum and consent solicitation statement and to participate in the Exchange Offers and Consent Solicitations.

Holders who desire to obtain a copy of the Eligibility Letter should contact D.F. King & Co., Inc., the information and exchange agent for the Exchange Offers and Consent Solicitations (the “Information Agent”), at: (800) 967-7635 (banks and brokers) or (646) 602-4897 (all others), at www.dfking.com/kmb-kvue or by email at kmb-kvue@dfking.com. D.F. King & Co., Inc. will also provide copies of the confidential offering memorandum and consent solicitation statement to Eligible Holders.

The Exchange Offers and Consent Solicitations are being made only pursuant to the confidential offering memorandum and consent solicitation statement. The confidential offering memorandum and consent solicitation statement and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to Eligible Holders. The Exchange Offers are not being made to holders of Kenvue Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The Kimberly-Clark Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the confidential offering memorandum and consent solicitation statement.

None of Kimberly-Clark, Kimberly-Clark’s subsidiaries, its and their respective directors or officers, the dealer managers and solicitation agents, the exchange agent, the information agent, any trustee for the Kimberly-Clark Notes or the Kenvue Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their Kenvue Notes in the Exchange Offers or deliver consents to the Proposed Amendments.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The Kimberly-Clark Notes offered in the Exchange Offers have not been registered under the Securities Act or any state securities laws. Therefore, the Kimberly-Clark Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

About Kimberly-Clark

Kimberly-Clark (NASDAQ: KMB) and its trusted brands are an indispensable part of life for people in more than 175 countries and territories. Our portfolio of brands, including Huggies, Kleenex, Scott, Kotex, Cottonelle, Poise, Depend, Pull-Ups, Goodnites, Intimus, Plenitud, Sweety, Softex, Viva and WypAll, hold No. 1 or No. 2 share positions in approximately 70 countries. Our company’s purpose is to deliver Better Care for a Better World. We are committed to using sustainable practices designed to support a healthy planet, build strong communities, and enable our business to thrive for decades to come.

Forward Looking Statements

Certain statements contained in this press release, including the expected timing of completion of the Acquisition and the Exchange Offers and receipt of Requisite Consents in the Consent Solicitations, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are qualified by the inherent risks and uncertainties surrounding future expectations generally. There can be no assurance that these future events will occur as anticipated or that our results will be as estimated. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond our control. Forward-looking statements are based upon the expectations and beliefs of the management of Kimberly-Clark as of the date they were made and speak only as of the date they were made. We undertake no obligation to publicly update any forward-looking statements. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would,” the negative of these words, other terms of similar meaning or the use of future dates.

The assumptions used as a basis for the forward-looking statements include many estimates. Many factors outside our control, including risks and uncertainties around the Acquisition, could affect the realization of these estimates. Additional information and factors concerning these risks, uncertainties and assumptions can be found in Kimberly-Clark’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the risk factors discussed in Kimberly-Clark’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC. Forward-looking statements included herein are made only as of the date hereof and Kimberly-Clark undertakes no obligation to update any forward-looking statements, or any other information in this press release, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this press release are qualified in their entirety by this cautionary statement.

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